UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005
JLG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 1-12123

PENNSYLVANIA (State or other jurisdiction of incorporation or organization)	25-1199382 (I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA (Address of principal executive offices)	17233-9533 (Zip Code)
Registrant’s telephone number, including area code:
(7l7) 485-5161
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 30, 2005, JLG Industries, Inc. (the “Company”) entered into an amended and restated revolving credit agreement (the “Amended and Restated Credit Agreement”) with SunTrust Bank as issuing bank, swingline lender and administrative agent, Manufacturers and Traders Trust Company as syndication agent, LaSalle Bank Midwest National Association as documentation agent and SunTrust Robinson Humphrey as lead arranger and book manager. Total lender commitments under the Amended and Restated Credit Agreement have been increased from $175,000,000 to $200,000,000 and the maturity has been extended from September 23, 2006 to November 30, 2010. The facility includes an accordion feature under which the Company, subject to obtaining increased commitments from existing or new lenders, may increase the maximum availability of the facility up to $300,000,000. Revolving borrowings may be made by the Company under the Amended and Restated Credit Agreement at a variable rate based on LIBOR or an alternative bank base rate at the choice of the Company. The Amended and Restated Credit Agreement contains customary events of default as well as customary covenants, which impose certain limitations on the Company, including on the Company’s ability to incur liens or indebtedness, to consolidate or merge, or to dispose of material assets under certain circumstances. Certain lenders, or their affiliates, under the Amended and Restated Revolving Credit Agreement are party to other agreements with the Company and its subsidiaries. The Amended and Restated Revolving Credit Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c)     Exhibits

Exhibit 10.1	Amended and Restated Revolving Credit Agreement dated as of November 30, 2005 among JLG Industries, Inc., the several banks and other financial institutions and lenders from time to time party hereto, SunTrust Bank, as Issuing Bank, Swingline Lender and Administrative Agent, Manufacturers and Traders Trust Company, as Syndication Agent, and LaSalle Bank Midwest National Association, as Documentation Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC. (Registrant)
Date: December 6, 2005	/s/ James H. Woodward, Jr.
James H. Woodward, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit Agreement dated as of November 30, 2005 among JLG Industries, Inc., the several banks and other financial institutions and lenders from time to time party hereto, SunTrust Bank, as Issuing Bank, Swingline Lender and Administrative Agent, Manufacturers and Traders Trust Company, as Syndication Agent, and LaSalle Bank Midwest National Association, as Documentation Agent.

4